EXHIBIT 32.2

                              TWL CORPORATION

             CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Trinity Learning Corporation (the "Company") on Form 10-QSB for the period ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Patrick R Quinn, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: November 20, 2006            /S/ Patrick R Quinn
                                   ------------------------------------
                                   Patrick R Quinn
                                   Chief Financial Officer





     A signed original of this written statement required by Section 906 has been provided to TWL Corporation and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.